SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2003

MOOG INC.
 (Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(716) 652-2000

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

On August 14, 2003, Moog signed an agreement to acquire the assets of the Poly-Scientific division of Litton Systems, Inc., a wholly owned subsidiary of Northrop Grumman Corporation. Set forth on Exhibit 99.1 attached hereto is additional information regarding the acquisition.

Item 7. Financial Statements and Exhibits

(c)	Exhibits
	No.	Description

	2.1	Asset Purchase and Sale Agreement by and between Litton Systems, Inc. and Moog Inc. dated as of August 14, 2003.

	10.1	Modification No. 1 to Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent and Moog Inc.

99.1	Additional Information Regarding Acquisition of the Poly-Scientific division.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: September 4, 2003	By: /s/ Robert R. Banta
	Name:	Robert R. Banta
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase and Sale Agreement by and between Litton Systems, Inc. and Moog Inc. dated as of August 14, 2003.

10.1	Modification No. 1 to Amended and Restated Loan Agreement among certain lenders, HSBC Bank USA, as agent and Moog Inc.

99.1	Additional Information Regarding Acquisition of the Poly-Scientific division.